                                                                   Exhibit 10.21

                          SAHARA LAMB SHOPPING CENTER




                   This Lease entered into this 2nd day of November, 1995 by and between THOMAS KURSCHNER ("Landlord") and TELCO COMMUNICATIONS GROUP INC. a Virginia Corporation ("Tenant")


DEMISE OF                1. (a) Landlord hereby leases to Tenant and Tenant
PREMISES:          hereby leases from Landlord these certain premises located in
COMMON AREAS       the Sahara-Lamb Shopping Center at 4225 E. Sahara, Las Vegas
                   Clark County, Nevada (the "Center"), which premises are known as Store No. 8 and 10/B and have 4970. square feet of floor area (the "Premises"). The location of the Premises is depleted on Exhibit A attached hereto. The demise of the Premises by Landlord to Tenant is made upon the terms, covenants and conditions combined in this Lease.
                            (b) Tenant shall have, as appurtenant to the
                   Premises, the nonexclusive easement to use in common all automobile parking areas, driveways, entrances, exits, sidewalks, and other areas and improvements provided by Landlord for general use in common by all tenants of the Center, their employees, customers and other invitees. All such nonexclusive easement areas shall at all times be subject to the exclusive control and management of Landlord.
                   Landlord shall have the right to establish, modify and enforce from time to time reasonable rules and regulations with respect to all such nonexclusive easement areas and the right to make from time to time reasonable changes in the location of such nonexclusive easement areas. Without limiting any of the foregoing of this paragraph (b), Landlord shall have the right to construct, maintain and operate lighting facilities on all nonexclusive areas and improvements, to police the same, from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas designated by Landlord as employee parking areas; to close all or any portion of said areas or facilities temporarily or permanently for the purpose of constructing additional improvements or for any other purpose, to discourage non-customer parking and to do and perform such other acts in and to said nonexclusive easement areas and improvements as the Landlord shall determine to be advisable.


TERM,                    2. The term of this Lease shall commence on January 1,
COMMENCEMENT       1995 and shall continue until and end on December 31, 2000
OF BUSINESS AND    unless sooner terminated as hereinafter provided. The parties
BUSINESS NAME      hereto acknowledge that certain obligations under various
                   articles hereof may commence prior to the lease term, or survive the termination of the lease term, i.e. construction, hold harmless, liability insurance, etc.; and the parties agree to be bound by these articles prior to commencement of the lease term or subsequent to the termination of the lease term. N/A

                   19 , Tenant agrees that it shall conduct business under the name of TELCO COMMUNICATIONS AND/OR, DIAL & SAVE
                   Tenant shall not change the name under which it does business without first obtaining the written consent of Landlord.

BASE                     3. (a) As used in this Lease, the term "Rent" is deemed
MONTHLY            to include (i) the Base Monthly Rental (as such may be
RENT               increased pursuant to paragraph (d) of this SEction 3), (ii)
                   Additional Rent, (iii) all amounts due pursuant to paragraph
                   (e) of this Section 3, and (iv) all other sums due under this Lease from Tenant to Landlord. All Rent shall be paid to Landlord without notice or demand, and without abatement, offset, suspension, deferment, diminution or reduction.
                            (b) Tenant agrees to pay a Base Monthly Rental
                   throughout the lease term in lawful money of the United
                   States of America, as follows:
                                (i) The sum of one thousand three hundred sixty six dollars and seventy five cents ($ 1366.75) in advance upon the first day of each calendar month during the period commencing on the commencement of the lease term and ending on the last day of the sixth (6th) full calendar month during the lease term;
                                (ii) The sum of two thousand seven hundred
                            thirty three dollars and fifty cents ($ 2733.50) in advance upon the first day of each calendar month during the period beginning on the first day of the seventh (7th) full calendar month and ending on the last day of the (12th) full calendar month during the lease term:

                                      -1-
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                               (iii) The sum of 2733.50 plus CPI increase
                            ($              ) in advance upon the first day of
                            each calendar month during the period beginning on the first day thirteenth month (13th) full calendar month ending on the last day of the twenty-fourth
                            (24th) full calendar month during the lease term;

                                (iv) The sum of second twelve months rental
                            amount plus CPI increase ($ ) in advance upon the first day of each calendar month during the period beginning on the first day of the twenty-fifth
                            (25th) full calendar month ending on the last day of the thirty-sixth (36th) full calendar month during the lease term;

            **Page 8,
             #43            (c) In the event the lease term commences other than
                   on the first day of a calendar month, or if the termination date is not the last day of a month, a prorated monthly installment of the Base Monthly Rental shall be paid for the fractional month during which this Lease commences and/or terminates. Payment or Rent shall be made by Tenant to Landlord at such addresses as shall from time to time be designated by Landlord to Tenant in writing.

                            (d) If any payment of Base Monthly Rentals is not
                   received by Landlord by the fifth (5th) day of the calendar month in which is due, then the Base Monthly Rental due for such month shall be increased by five percent (5%) of such Base Monthly Rental due for such month. Nothing in this Lease shall be construed to permit the payment of rent after the date on which it is due. The parties hereby agree that such increase in the Base Monthly Rental represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance by Landlord of such increased Base Monthly Rental shall in no event constitute a waiver of Tenant's default with respect to any Rent not paid when due, nor excuse or cure any default by Tenant under this Lease, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.
                            (e) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                            (f) In the event Tenant fails to make any payment
                   when due hereunder, Landlord shall have the right to demand that all subsequent payments due hereunder be made in cash, cashier's check or certified check.

ADDITIONAL               4. (a) Tenant shall pay to Landlord as Additional Rent
RENT all Taxes and Operating Expenses attributable to the Premises for each Fiscal Year or portion thereof during the lease term. Tenant's share of Taxes and Operating Expenses attributable to the Premises for a fiscal year shall be determined by dividing the number of square feet of floor space in the Premises by the total number of square feet of rentable floor space which exists in the Center on an average annual basis for such Fiscal Year and multiply the result times the total amount of Taxes and Operating Expenses for the Center during such Fiscal Year. "Fiscal Year" shall mean any 12 month period elected by Landlord for federal income tax purposes.
                            (b) "Taxes" shall mean the aggregate amount of real
                   estate taxes and assessments (exclusive of penalties, interest and discount thereon or with respect to a refund thereof) imposed upon the buildings and land which comprise the Center, including, without limitation, (i) real estate taxes upon any "air rights" or payable by the Landlord to a ground lessor with respect thereto and (ii) any special assessments levied after the date of this lease for public benefits to land and/or building which assessments, if payable in installments, shall be deemed payable in the maximum number of permissible installments in the manner in which such taxes and assessments are imposed as of the date hereof, provided, that if because of any change in the taxation of real estate, any other tax or assessment (including, without limitation, any occupancy, gross receipts, income or rental tax) is imposed upon Landlord or with respect to center or the occupancy, rents or income therefrom, in substitution for, or in addition to, any of the foregoing Taxes, such other tax or assessment shall be deemed part of the Taxes.
                         (c) "Operating Expenses" shall mean all expenses, costs
                   and disbursements of every kind and nature incurred by Landlord with respect to or arising from or in connection with the ownership, management, operation, repair, replacement and maintenance of the Center, including, but not limited to, salaries, wages, insurance and health and welfare benefits, and employee taxes related to employees engaged in the operation, maintenance or security of the Center, maintenance and service agreements including without limitation those for equipment, alarm service, landscaping sprinkler systems, window cleaning, elevators and cleaning, insurance of every kind or nature required to property protect from casualty or liability the Center, the improvements therein and Landlord's property therein, management fees and expenses, all utilities, including without limitation the cost of water, energy, heating, lighting, air conditioning, ventilation and sewer charges, if any; all ordinary repairs, maintenance and replacement on and to the Center, the improvements therein and the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith; common area lighting, maintenance and repairs; landscaping; scavenger service, and supplies and materials. Operating expenses shall not include items paid directly by tenants of the Center; costs of alterations of tenants' premises; costs of capital improvements; depreciation in respect to the buildings comprising the Center; interest and principal payments on mortgages; Taxes; and leasing commissions or fees. The level of quality of the maintenance and operation of the Center shall be at Landlord's sole discretion, provided, however, that such maintenance and operation shall be at least equal to that of first class shopping centers in the greater Las Vegas area.
                         (d) Commencing on the first day of the first calendar
                   month of the lease term and on the first day of each month thereafter until delivery of the statement described below, Tenant shall pay Landlord the sum of $497.00. Additional Rent on account of Taxes and Operating Expenses for the Fiscal Year in which the term of this Lease commences. As soon as reasonably possible after the termination of each Fiscal Year during the term of this Lease and after termination of this Lease, Landlord shall deliver to Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding Fiscal Year or fraction thereof the amount of Taxes and Operating Expenses attributable to the Premises. Commencing on the first day of the first calendar month following delivery of such statement to Tenant and on the first day of each month thereafter until the delivery to Tenant of the next such statement, Tenant shall pay to Landlord as Additional Rent 1/12th of the total amount of Tenant's share of the previous Fiscal Year's Operating Expenses and Taxes attributable to the Premises as indicated by such statement plus any increase in Taxes and/or Operating Expenses which Landlord reasonably projects will occur in the next proceeding Fiscal Year. The statements to be rendered to Tenant shall indicate for the preceding Fiscal Year the amount of Additional Rent already paid on account by Tenant for such preceding Fiscal Year and the amount of Additional Rent remaining due from or overpaid by Tenant on account of such preceding Fiscal Year. Within thirty (30) days of the date of delivery of such statement, Tenant shall pay to Landlord or Landlord shall pay to Tenant the balance, if any required to be paid pursuant to this paragraph (d), except that Landlord may, at its option, credit any amounts due from it to Tenant against the Base monthly Rental thereafter next due. Appropriate prorations shall be made for those periods at the beginning or end of the Lease Term which are less than a full Fiscal Year. If Landlord should elect to change its Fiscal Year, Landlord shall notify Tenant thereof, and all calculations and payments required to be made at the end of a Fiscal Year shall be made and prorated accordingly.

SECURITY                 5. Concurrent, upon Tenant's execution of this Lease,
DEPOSIT Tenant has deposited with Landlord the sum of $3230.50 (three thousand two hundred thirty and 50/100 said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to use, apply or retain all or any part of this security deposit for the payment of any rent of any other sum in default or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default if any portion of said deposit is so used or applied Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit, unless otherwise required by law if Tenant shall fully and faithfully peform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant within sixty (60) days following expiration of the Lease term Landlord may deliver the funds deposited hereunder by Tenant to a purchaser of Landlord's interest in the Premises and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

PURPOSE                  6. Tenant agrees to use and occupy the Premises during
                   the term of this Lease for the purpose of Communications deploying and operating a long distance switching center and for no other purpose whatever without the written consent of Landlord Tenant shall not use or permit the Premises or any part thereof, to be used, for purpose or purposes other than the purpose or purposes for which said premises are hereby leased, and no use shall be made of the Demised Premises or acts done, which will include the rate of insurance upon the Center or any part thereof over the standard rate of insurance prevailing in the area in which the Center is located or cause a cancellation of any part thereof, or make impossible for Landlord to make XXXXXXXXXXX covering the Center or any part thereof. Any other provision hereof to the contrary XXXXXXXXXXXXX permit anything to be done in or about the Premises which within any way obstruct or interfere with the terms of other tenants or occupants of the Center or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant will not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not conduct any auction on the Premises or the Center.

HOURS OF                 7. Tenant shall continuously during the entire term
BUSINESS hereof conduct and carry on Tenant's business on the Premises and shall keep the Premises open for business and cause Tenant's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the Las Vegas metropolitan area which Tenant agrees shall be 24 hours a day, seven days a week.

LAW AND                  8. (a) Tenant at its own cost and expense shall comply
REGULATIONS        promptly with all laws, rules, and orders of all Federal,
                   State and Municipal Governments, or departments, which may be applicable to the Premises.
                            (b) Tenant shall faithfully observe and comply with
                   the rules and regulations attached hereto as Exhibit B as from time to time modified by Landlord. Landlord shall not be responsible to Tenant for the nonperformance or any other tenant of the Center of any of said rules and regulations.
                            (c) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

ALTERATIONS              9. (a) Tenant shall not, without Landlord's prior
AND                written consent, make any alterations, additions or utility
ADDITIONS          installations in, on or about the Premises. As used in this
                   Paragraph 9, the term "utility installations" shall include without limitation ducting, power panels, fluorescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Landlord may require that Tenant agree in writing to remove any such alterations, additions, improvements or utility installations at the expiration of the term and to restore the Premises to their prior condition. Tenant shall notify Landlord sufficiently in advance of the commencement of any such work in order for Landlords to file appropriate Notices of Nonresponsibility in connection with such work. Tenant shall keep the Premises and the Center free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant agrees to pay any fees, charges or penalties arising out of alterations or improvements performed by Tenant.
                            (b) See paragraph 48.
                            (c) If space is equipped with air conditioning and
                   heating system, Lessor has designed air conditioning and heating system for standard office occupancy only. Such systems are NOT designed for excessive traffic, exposure to outside temperatures, excessive equipment, excessive personnel, nor computer room environment. Upgrading of air conditioning and heating systems can be done at Lessee's expense.

GLASS AND                10. Tenant shall be responsible for all doors and glass
DOORS damages by wind, vandalism etc. on the Premises and Tenant shall forthwith replace or repair same at Tenant's sole expense.

REPAIRS                 11. Tenant, at xxx.'s sole expense, shall repair and
              maintain the premises and every part thereof including but not limited to all windows, glazing, skylights, and signs in good, safe and sanitary condition except those portions XXXX Landlord agrees to maintain in this Paragraph 11. Subject to Landlord's right to be XXXXXXXXXXXXXXXXXXXXXXX XXXXXXX Additional Rent. Landlord shall repair and maintain only the XXXXXXXXXXXXX exterior XXXXXXXXXXXXXXXXXXXXXXXXX embedded or subsurface non-accessible plumbing serving the Premises sidewalks, driveways, landscaping and paving lots. Tenant shall reimburse Landlord for any costs incurred in repair and maintenance of damage caused by the intentional or negligent act of Tenant, or Tenant's officers, agents partners, employees tradesmen or customers. Landlord shall not be liable to Tenant or any other Party whatsoever for any damage or injury caused by Landlord's XXXXXXXXXXXXX maintain said exterior walls, exterior roof, cement-embedded or sub-surface non-accessible plumbing, landscaping, sidewalks, driveways and parking lots unless Tenant has given Landlord written notice of the XXXXXXXXXXXXXXXXXXXXXXXX of the Premises and Landlord has failed to make said repairs within a reasonable time after XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX entry hereunder. Tenant accepts the Premises as being in good and sanitary order, condition and repair and understands and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or invest thereof, except as specifically herein set forth, and no representations respecting the condition of the Premises have been made by Landlord to Tenant, except as specifically herein set forth.

SIGNS                   12.  Tenant acknowledges that the Premises have a
              designated location on the exterior of the Premises on which to place a sign. Tenant agrees to immediately notify Landlord as to the name of Tenant's business which Tenant desires to place on such sign. Landlord thereafter will cause a sign to be installed on such designated location setting forth the name of Tenant's business in such size, color and style as Landlord has adopted for all such signs in the Center. Tenant agrees that all costs and expenses of such sign and the installation thereof on the Premises are the sole responsibility of Tenant and Tenant agrees to reimburse Landlord for such costs and expenses immediately upon receipt of Landlord's statement for such costs and expenses. Tenant shall not place or permit to be placed any advertising sign marquee XXXX decoration or other attachment on the common areas the inside or outside of the windows of the Premises XXXXXXXXXXXXX front, windows, doors or exterior walls of the Premises without the prior written consent of Landlord XXXXXXXXXX without liability, enter upon the Premises or elsewhere and remove any such advertising sign marqueeXXXXXXXX decoration or attachment affixed in violation of this Paragraph 12 all at Tenant's expense.

UTILITIES               13.  Tenant shall pay for all water, gas, heat, light,
AND WASTE     power, sewer charges, telephone services and all other service and
DISPOSAL      utilities supplied to the Premises together with any taxes thereon. Tenant agrees to provide at XXXXXXXXXXXXXXXXXXXXXXXXXXX all trash and garbage collection from the Premises on such frequency as required by XXXXXXXXXXXXXXXXXXXXXXXXXXXX dumpsters from the Clark County Sanitation District for the disposal of Tenant's trash and garbage.

ASSIGNMENT              14.  (a) Tenant shall not either XXXX or by operation
AND           of law assign, transfer, mortgage, XXXXXXXXXXXXXXXXXX XXXXXXXXXXX
SUBLETTING    XXXXXXXXXXXX privilege appurtenant thereto, or allow any other person (the employees agents, servants, and XXXXXXXX XXXXXXX
              XXXXXXXexcepted) to occupy or use the said Premises, or any portion thereof without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld Tenant shall pay Landlord's P... connection with determining whether to grant such consent. A consent XXXXXXX by any other person shall not be deemed to be a consent to any subsequent
              XXXXXXXXXXXXXXXXXXXXXX another person. Consent to any such assignment or subletting shall in no way relieve Tenant any XXXXXX
              Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord constitute a default under the terms of this Lease. Tenant agrees to pay
              Landlord's reasonable expenses XXXXXXX connection with determining whether to grant Landlord's consent under this Paragraph 14.
                             (b)  If Tenant is a corporation or a partnership,
              any change in the xxxx XXXXX XXXXXXX XXXXX XXXXXXX XXXXXXX XXXXX
              XXXX Inc. (Midcom/MCCI) is specifically excepted from this paragraph XXXXXXX.

LANDLORD'S              15.  If during the term of this Lease, Landlord shall
CONVEYANCE    convey its interest in the Premises then from and after the effective date of the conveyance, Landlord shall be released and discharged from any and all obligation under this Lease except those already accrued.

WAIVER OF               16.  To the full extent permitted by law, Tenant
LIABILITY     releases Landlord and its partners and the respective agents and employees of the foregoing, from and waives all claims for damages to person or property sustained by Tenant or any occupant of the Premises resulting from the Premises or any other part of the Center or any equipment or XXXXXXXX becoming out of repair or resulting from any accident in or about the Center
              XXXXXXXXXXXXXXXXXXXX omission of any tenant or occupant of the Center or their invitees or any other person including
              XXXXXXXXXXXXXXXXXXXXor the agents, employees or contractors of any of the foregoing. This Paragraph 16 shall XXXXXXXXXXXXXXX exclusively to the flooding of basements or other subsurface areas and to damage caused by XXXXXXXXX devices, air conditioning, apparatus, water, frost, steam, excessive heat or cold, XXXXXXXXXXXXXXXXX odors or noise, or the bursting or leaking of pipes or plumbing fixtures. If any such damage XXXXXXXXXXXX Center or any part thereof, or whether to Landlord or to any other tenants in the Center XXXXXXXXXX Tenant, Landlord may, at Landlord's expense, repair such damage and Tenant shall, upon demand, xx Landlord reimburse Landlord forthwith for the total cost of such repairs, plus twenty percent thereof for overhead XXX property, belonging to Tenant or any occupant of the premises that is in the premises or any other part of the Center shall be there XXXX Tenant or other person only, and Landlord shall not be liable for damage thereto or XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

 OLD                    17.  Tenant shall indemnify and hold harmless Landlord
HARMLESS against and from any and all claims arising from Tenant's use of the Premises and Center or from the conduct of its business or from any activity, work, or other things done,permitted or suffered by the Tenant in or about the Premises or the Center, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

SUBROGATION             18.  Whenever (a) any loss, cost, damage or expense
              resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this lease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability the other party may have on account of such loss, cost, damage or expense to the extent of the net insurance proceeds recovered (after deducting all costs and expenses, including reasonable attorneys' fees, incurred in such recovery) by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof.

LIABILITY               19.  Tenant shall, at Tenant's sole cost and expense,
INSURANCE     obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord, Tenant and Landlord's mortgage against any xxxxxty arising out of the ownership, use, occupancy or maintenance of the Premises and areas appurtxxxxx thereto. Such insurance shall be in the amount of not less than $xxxxxxxx for injury or death of one person in any one accident or occurrence and in the amount xxxxxxxxxxxxx $1,000,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $ 500,000.00. The limit of any such insurance shall not, however, limit the liability in the Tenant hereunder. Tenant may provide this insurance under a blanket policy provided that said insurance shall have a Landlord's protective liability endorsement attache thereto. If
              Tenant shall fail to procure or maintain such insurance, Landlord may, but shall not be required to procure and maintain xxxxxxxxxxxxxxxx expense of Tenant. Insurance required hereunder shall be in companies approved by Landlord xxxxxxxxx shall not be unreasonably withheld. Tenant shall deliver to Landlord upon request copies of policies liability insurance required herein or certificates evidencing the existence and amounts of xxxxxxwith loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject xxxxxxx coverage without thirty (30) days prior written notice to Landlord. All such policies not xxxxxxxxxxxx not in excess of coverage which Landlord may carry.


RECONSTRUCTION  20. (a) Except as provided in Paragraph (b) next below, in the event the Premises are damaged by xxxxxxxxxxxx covered by extended coverage insurance. Landlord agrees to forthwith repair xxxx and this Lease xxxxxxxxx force and effect, except that Tenant shall be entitled to a proportionate reduction of the Base Monthly Rent xxxxxxxxxx of damage until such damage is repaired, such proportionate reduction to be based upon the extent xxxxxxxxxxxx and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises xxxx damage is due to the fault or neglect of Tenant or its employees, there shall be no xxxxxxxxxxxxxx.
                    (b) In the event the Premises are damaged as a result of any cause other than the xxxxxxxxxxxxxxxxxxxxxxx extended coverage insurance, the Landlord shall forthwith repair the same, provided the extent of the xxxxxxxxxxxxxxxxxxx than ten (10%) percent of the then full replacement cost of the Premises in the event (i) the Premises are xxxxxxxxxxxxxxx result of any cause other than the perils covered by fire and extended coverage insurance to an xxxxxxxxxxxxxxxx percent or more of the full replacement cost or(ii) the Center is damaged to the extent of not xxxxxxxxxxxxxxx of the rentable square feet of the Center regardless of whether the Premises be xxxxx the following options of which Landlord must notify Tenant within sixty (60) days after xxxxxxxxxxxxxxxxxxxxxxxxxxrestore such damage, this Lease continuing in full force and effect, but the xxxxx reduced as provided in paragraph (a) above or (2) terminate the Lease xxxxxxxxxxxxxxxxxxxxxxxx date shall be no less than fifteen (15) days and no more than the xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx shall expire and all intersest of the Tenant in the Premises shall terminate on the date xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx Base monthly Rent, reduced by a proportionate reduction based upon the extent of any to xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx with business carried on by the Tenant in the Premises shall be paid up to xxxxxxxxxxxxxxxxxxxx.
                    (c) Notwithstanding anything to the contrary contained in
               this Paragraph xxxxxxxxxxxxxxxxxxx obligation whatsoever to repair, reconstruct or restore the Premises when the damages xxxxxxxxxxxxxxxxxxxxxxxx covered under this Paragragh 20 occurs during the last two months of the xxxxxxxxxxxxxxxxxxxxxxxxxx.
                    (d) In no event shall Landlord be required to repair any
              injury or damage by fire or other cause xxxxxxxxxx repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

CONDEMNATION    21. (a) If the whole of the Premises shall be acquired or
              condemned by xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx use or purpose the the term of this lease shall cease and terminate xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx possession of the Premises. Rent shall be adjusted as of the date of such termination.
                    (b) If any part of the Premises shall be acquired or
              condemned as MP... taking or condemnation shall render the Premises unsuitable for the business of Tenant, then the term of this lease shall cease and terminate as of the date Tenant is required to surrender possession of the Premises Rent xxxxxxxxxxxxxxx of the date of such termination. In the event of a partial taking of condemnation which is not extensive enough to render the Premises unsuitable for the business of the Tenant, then the Landlord shall promptly restore the Premises xxxxxxxxxxxxxxx comparable to its condition at the time of such condemnation less the portion lost in the xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx continue in full force and effect except that there shall be a prorata reduction of the Base Monthly xxxxxxxxxxxxxxxxxxxxxx of additional rent which are based on the number of square termination.
                    (c) If the whole of the common parking areas in the Center
              xxxxxxxxxxxxxxxxxxxxxxxxxxxx term of this Lease shall cease and terminate as of the date possession of such areas MP... Landlord shall take immediate steps to provide other parking facilities with a xxxxxxxxxxxxxxxxxxx feet of sales area in all of the Center buildings of not less than two to MP... provided to be surrendered in the event that Landlord shall provide such other parking xxxxxxxxxxxx continue in full force and effect without any reduction or abatement of rent in the event of xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx aforesaid rent shall be adjusted as of the date of said termination.
                    (d) If any part of the parking area in the Center shall be acquired or condemned as xxxxxxxxxxxxxxxxxxxxxxxxxxxxx thereof, the ratio of square feet of parking are to square feet of sales area in all of the Center xxxxxxxxxxxxxxxxxxxxx such acquisition or condemnation is reduced to a ration below two to one, than the term of this Lease xxxxxxxxxx terminate upon the date possession of such areas is required to be surrendered xxxxxxxxxxxxxxxxxxxxxxx steps toward increasing the parking ratio to a ratio of two to one, in which event this MP... in full force and effect without any reduction or abatement of rent. In event of termination of this Lease as aforesaid rent shall be adjusted as of the date of said termination.
                    (e) In the event that twenty-five percent or more of the
              rentable area of the Center buildings shall be acquired xx condemned as aforesaid, then, regardless of whether any portion of the parking area in the Center is acquired or condemned. Landlord shall have the right, by serving Tenant with written notice thereof within thirty days after the date of surrender, to terminate this Lease as of the date possession is required to be surrendered in the event of termination of this Lease as aforesaid, rent shall be adjusted as of the date of said termination.
                    (f) In the event of any condemnation or taking as aforesaid, whether whole or partial the Tenant shall have no claim against Landlord as a result thereof and shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, whether payable as compensation for diminution in value of the leasehold or to the fee of the Premises, the Tenant hereby expressly waiving any right or claim to any part thereof provided, however, that, to the extent Landlord's award is not thereby diminished. Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

ENTRY BY        22      Landlord reserves, and shall at any and all times have,
LANDLORD the right to enter the Premises without abatement xxxxxxxxx order to inspect the same, to submit said Premises to prospective purchases or Tenants xxxxxxxxxxxxxxx responsibility, to repair and maintain the Premises and any portion of the Center and MP... scaffolding and other necessary structures where reasonably required by the character of the xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx always providing that the entrance to the Premises shall not be unreasonably xxxxxxxxxxxxxxxxxxxxxxxxxxxx the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim xxxxxxxxxxxxxxxxxxxxxxxxxxx any injury or inconxxxxxce to or interference with Tenant's business address of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's xxxxxxx xxxxx xxx files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the premises obtained by Landlord by any of said means, shall not under any circumstances be xxxxxxxx xxx xxxxxx xxxxx a forcible or unlawful entry into, or a detainer of, the Premises, or an xxxxxx of Tenant from the Premises xx xxx xxxx xxx thereof.

SUBORDINATION   23.     This Lease at Landlord's option or at the option of the
              holder of the first deed of trust or mortgage on the Center shall be subject and subordinate to the lien of any such mortgage or deed of trust in any amount or amounts whatsoever xx xxxx xxxx now or hereafter placed on or against the real property or improvements xxxxxxxx xxxxxxx xx which the Premises xxxxxxxxxx or on or against Landlord's interest or estate therein, without the xxxxxxxx of the execution and xxxxxxx xxxx xxxxxx instruments on the part of Tenant to effectuate such subordination. If any such mortgagee of such xxxxx have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of the recording thereof. Tenant covenants and agrees to execute and xxxxxxx xxxx demand, without charge therefore, such further instruments evidencing such subordination of this Lease to xx xxx such mortgages or deeds of trust as may be required by Landlord as Landlord Tenant hereby appoints Landlord as xxxxxxx xxxxxxxxx in-fact, irrevocably, to execute and deliver any such agreements, instruments leases or other documents.

ESTOPPEL        24.     Tenant shall at any time upon not less than ten(10)
CERTIFICATE   days' prior written notice from Landlord execute, acknowledge and deliver to landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect xxxxxx modified, stating the nature of such modification and certifying that the Lease, as so modified, is in full force and effecy xxxxx xxx xxxxx and the date to which the rent and other charges are paid in advance, if any and (ii) acknowledging that there are not to Tenants knowledge, any uncured defaults on the part of Landlord hereunder. or specifying such default xxx xxxxxx. Any such statement may be conclusively relied upon by a prospective purchaser or xxxxxxxxxx xx xxx Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant xxxxx xxxx xxxxxx force and effect, without modification except as may be represented by Landlord (ii) that there are xxxxx xxxxxx xx x Landlord's performance, and (iii) that not more than
              (1) month's rent has been paid in advance xx xxxxxxx finance or refinance the Premises or any part thereof. Tenant hereby agrees to deliver to any xxxxx xxxxxx Landlord such financial statements of Tenant as may be reasonably required by such lender. All such xxxxxx statements shall be received by landlord in confidence and shall be used only for the purposes xxxxxxx .

TENANTS         25      The occurrence of any one or more of the following
DEFAULT       event shall constitute xxxxxxx  xxxxxx xxxx xxxxx xxxxxx Tenant.
                        (a) The vacating or abandonment of the Premises by Tenant
                        (b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder as and when due
                        (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisionsxxxxxxxx xxxxxxx xxxxx xxxxxx xxx to be observed or performed by the Tenant other than described in paragraph xx xxxxxx xxxxx xxxxxxxx continue for a period of ten (10) days after written notice thereof by Landlord to Tenantxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx the nature of Tenant's default is such that more than ten (10) days are reasonably required xx xxxxx xxxxxxxxxxxxx Tenant shall not be deemed to be in fault if Tenant commences such cure within said ten (10) days xxxx xxxxxx xxxxxxxx xxxxxxxxx thereafter diligently prosecutes such cure to completion
                        (d) The making by Tenant of any general assignment xx xxxxxxxxxxxxxxxxxxxx xxxx by or against Tenant of a petition to have Tenant xxxxxxxxxxxxxxxxxxxxxxxxxx arrangement under the law relating to bankruptcy unless xxxxxxxxx xxxxxxxx is dismissed within sixty (60) days;
                        or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other xxxxxx seizure of substantially all of the Tenant's assets located at the premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

REMEDIES          26.   In the event of any such default or breach by Tenant,
IN DEFAULT      Landlord may at any time thereafter in his discretion with
                xxxxxxxxxx notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:
                        (a) Terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's xxxx xxxxxxxx xxx but not limited to, the cost of recovering possession of the Premises; expences of xx xxxxx xxxxxxx xxxxxxxx including necessary renovation and alteration of the Premises; reasonable attorney's fees; the court xxxx xx xxx xxxx xxxxxxxx xxxxxxx having jurisdiction thereof of the amount by which the unpaid rent and other charges xxxxx xxx xxxx xxx balance of the lease term after the time of such award exceeds the amount of such less xxx xxxx xxxx xxx Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall xxxxx xxxx xxxxx xx the date due at 18% per annum or the maximum legal rate if lower or
                        (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect xxxx Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to xxxxxxx xxxxx xxx xxxx xxxxxxxx remedies under this Lease, including the right to recover the Rent and any other charges as xxxx xxxxx due hereunder, or
                        (c) Pursue any other remedy now or hereafter avoidable to Landlord
                        (d) In the event Tenant shall fail to make any payment or perform any act required hereunder to be made or performed by Tenant, then Landlord may, but shall not be obligated, to make such payment or perform such act all at the expense and cost of Tenant. Tenant agrees that Landlord's right of entry pursuant to Paragraph 22 shall enable Landlord to enter the Premises when necessary to perform such acts.

DEFAULT BY        27.   Landlord shall not be in default unless Landlord fails
LANDLORD to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation, provided, however, that is the nature of Landlord's obligations such that more than thirty
                (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter deligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

HOLDING           28.   If Tenant holds possession of all or a part of the
OVER Premises after the expiration of the term of this Lease with or without the express or implied consent of Landlord, Tenant shall become a Tenant from month-to-month only upon the terms, covenants, conditions, and agreements herein specified, or so far as applicable. Such holding over shall not constitute an extension or renewal of this Lease. During such holding over, the Base Monthly Rental shall be increased fifty (50%) over the Base Monthly Rental provided in Section 3

WAIVER              29. No coverxxxxx condition or agreement or the breach
              xxxxxxxx shall be deemed waived except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant term condition or agreement shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant term condition or agreement. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term, condition or agreement unless otherwise expressly agreed to by Landlord in writing.

NOTICES             30. Except as otherwise provided in this Lease, all notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered when hand-delivered or forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid addressed to the Tenant at the Premises, whether or not Tenant has departed from, abandoned or vacated the Premises. All notices or demands of any kind by Tenant to Landlord shall be in writing and shall be deemed delivered when hand-delivered or forty-eight (48) hours after departing the notice or demand in the United States mail, certified or registered, postage prepaid addressed to the Landlord at the following address:


                               THOMAS KURSCHNER

                               7319 Beverly Blvd. Ste. #5

                               Los Angeles, Ca. 90036




SUCCESSORS          31. All the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the xxxxx, executors, administrators, successors and assigns of the parties hereto

ENTIRE              32. This Lease, along with any exhibits and attachments
AGREEMENT     hereto, constitutes the entire agreement between Landlord
              and Tenant relative to the Premises and this Lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.
              Landlord and Tenant hereby agree that all xxxx agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

COSTS OF            33. (a) If Tenant or Landlord shall bring any action for any
SUIT relief against the other, declaration or otherwise,arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Demised Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgement.
                        (b) Should Landlord, without fault on Landlord's part be
              made a party to any litigation xxxxxxxxxxxxxxxxxxxxxx third party against Tenant, or by or against any person holding under or using the Premises by xxxxxxxxxxxxxxxxxxxxxx foreclosure of any lien or labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgement rendered against Landlord or the Premises or any part thereof and all costs and expenses including reasonable attorneys' fees incurred by Landlord in or in connection with such litigation.

SURRENDER           34. Upon the expiration or earlier termination of this
              Lease, Tenant shall remove all its signs from the Premises and surrender the Premises in the same condition as received, ordinary wear and tear excepted, and in a clean condition with all trash and garbage removed. Tenant, at its sole cost and expense, agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machines, equipment, cabinetwork, furniture, movable partitions, or permanent improvements or additions of Tenant including, without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant upon surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

TAXES ON          35.   Tenant shall be responsible for and shall pay before
LEASEHOLD     delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest created hereby and against personal property of any kind owned by or placed in upon or about the Premises by the Tenant.

ACCORD AND        36.   No payment by Tenant or receipt by Landlord of a lesser
SATISFACTION  amount than the rent herein stipulated shall be deemed to be other than a payment on account of such rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any remedy in this Lease provided.

NO                  37. (a) Landlord does not, in any way or for any purpose,
PARTNERSHIP   become a partner of Tenant in the conduct of its business, or
BROKERS       otherwise, or joint adventurer or a member of a joint enterprise with Tenant.
                        (b) Tenant represents and warrants that it has had no
              dealings with any broker or agent in connection with this Lease other than Landlord's broker and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions, and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof.

CAPTIONS AND        38. The captions, section numbers, article numbers and index
SECTION       appearing in this Lease are inserted only as a matter of
NUMBERS       convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

PARTIAL             39. If any term, covenant or condition of this Lease or the
INVALIDITY    application thereof to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

NO OPTION           40. The submission of this Lease for examination does not
              constitute a reservation of or option for the Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

RECORDING           41. Tenant shall not record this Lease.

EXCUSE OF               42.  Anything in this agreement XXXX contrary
LANDLORD'S    notwithstanding the Landlord shall not be deemed in default with
PERFORMANCE   respect to the performance of any of the terms, covenants and conditions of this Lease if XXXX shall be due to any strike, governmental regulations or controls, inability to obtain any material service, insurance proceeds or financing, Act of God or any other cause beyond the control of the Landlord.

                        43. The sum of the third twelve months' rental amount plus CPI increase in advance upon the first day of each calendar month, during the period beginning on the first day of the thirty-seventh month and ending on the last day of the forty-eight month.

                             The sum of the fourth twelve months rental amount
              plus CPI increase in advance upon the first day of each calendar month, during the period beginning on the first day of the forty-ninth month and ending on the last day of the sixtieth month.

                        44. CAM charges subject to CPI increase every twelve months.

                        45.  Lessees accept Premises in "as is" condition.

                        46. Lessor herby grants Lessees the right of two (2) five (5) year renewal option of this Lease. It is further agreed that such renewal options will be on the same terms and conditions of this Lease Agreement.

                        47. Landlord hereby grants Lessees the right of first refusal, during the term of this Lease, or any extension thereof, to lease any vacant contiguous and/or adjoining space at market rate plus full OAM charges.

                        48. Lessees will be installing additional air conditioning units, as well as, long distance switching equipment Lessees have the right to remove their long distance switching equipment and Lessees will repair all damage to Premises caused by such removal. Lessees have the option to remove the air conditioning units that Lessees have installed and repair damages, both interior and exterior, including roof, to Lessor's satisfaction; or, to leave air conditioning units, which will become the property of the Lessor.

                        49. All work done, improvements made, etc. Premises by Leesees must be in accordance to all local, county and city codes and ordinances.


      THOMAS KURSCHNER                          TELCO COMMUNICATIONS GROUP, INC.
- -----------------------------------          -----------------------------------
  LESSOR                                     LESSEE


   /s/ Thomas Kurscner                       BY: /s/ Bryan Rachlin
- -----------------------------------          -----------------------------------
      12-13-1995

                                             AS:  GENERAL COUNSEL OF TELCO
                                             -----------------------------------
                                                  COMMUNICATIONS GROUP, INC.

                   TOXIC AND/OR HAZARDOUS MATERIALS ADDENDUM
                   -----------------------------------------

   This addendum affects the lease dated 11-2-1995 between THOMAS KURSCHNER hereinafter known as Lessor, TELCO COMMUNICATIONS GROUP INC.

hereinafter known as Lessee, for the property located at 4225 E. SAHARA, Las

Vegas, Nevada, Unit #8 and 10/B


Lessee guarantees that neither he nor any of his employees, agents or visitors to this premises shall use, store or dispose of any hazardous or toxic materials or chemicals within the subject premises or any other area within the Project that premises is a part of. Any such use or storage of any hazardous or toxic materials or chemicals within the subject premises or other parts of the Project shall constitute a material breach of this lease, and Lessor shall be entitled to implement all means necessary to recover from this breach (as outlined within the Lease). In addition, Lessee shall have sole financial and legal responsibility for the proper and legal clean-up of any spillage or other contamination caused by any use of toxic or hazardous material within Lessee's leased premises or the Project in general.

It is further agreed, that if upon written notice from Lessor that Lessee has violated the above provisions of this Agreement, Lessee does not complete necessary steps (as outlined in said written notice from Lessor), to achieve satisfactory clean-up within 72 hours, Lessor shall have the right to complete the necessary clean-up within 72 hours, Lessor shall have the right to complete the necessary clean-up and bill entire cost (including any legal costs incurred by Lessor) of same to Lessee.

Lessee shall also bear the entire cost of any government, clean-up order or any third-party lawsuit.

Hazardous or toxic material means any substance now, or hereafter, identified by any government agency as requiring special handling, disposal or control unlike regular refuse.


  THOMAS KURSCHNER                             TELCO COMMUNICATIONS GROUP
- ------------------------------              ------------------------------
LESSOR                                      LESSEE

/s/ Thomas Kurscner                             /s/ Bryan Rachlin AS
- ------------------------------              ------------------------------
LEASING DIVISION                               GENERAL COUNSEL OF TELCO
                                               COMMUNICATIONS GROUP, INC.

      12-13-1995                                      12/6/95
- ------------------------------              ------------------------------
DATE                                        DATE

                                  DISCLAIMER
                                  ----------


All agreements and concessions between LESSOR ant LESSEE for property located at 4225  E. SAHARA, LAS VEGAS, NEVADA 89104  Unit (s)  8 and 10/B
           -----------------------------------------          ------------
are contained within this Lease, dated  November 2, 1995 ; Addenda or attached
                                       ------------------
letters (no verbal agreements). Any modifications, remodels, or maintenance of leased unit(s), required after Lessor and Lessee have signed this Lease, that are not specifically described in this Lease, Addenda, attached letters, and walk-thru will be at no cost to the Lessor. Prior to vacating unit(s), Lessee agrees to restore unit(s) to the condition in which it was received, except for normal wear and tear, at Lessee's expense, unless changes to the unit are approved in writing by Lessor. Discrepancies identified during the initial walk-thru inspection not repaired by Lessor will be included in the Lease file and Lessee will not be charged for such repairs.

 *SEE BELOW                             [SIGNATURE APPEARS HERE]
- -------------------------------------   ----------------------------------------
LESSOR                                  LESSEE       [TITLE APPEARS HERE]

BY [SIGNATURE APPEARS HERE]             For Telco Communications Group, Inc
- -------------------------------------   ----------------------------------------
AGENT:

     12-13-1995                                 12/6/95
- -------------------------------------   ----------------------------------------
DATE                                    DATE


*THOMAS AND KATHERINE KURSCHNER, HUSBAND AND WIFE, AS TENANTS IN COMMON.